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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2001



                           ACCLAIM ENTERTAINMENT, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                   Delaware                                 0-16986                         38-2698904
                   --------                                 -------                         ----------
(State or other jurisdiction of incorporation)       (Commission File No.)       (IRS Employer Identification No.)

               One Acclaim Plaza
              Glen Cove, New York                           11542-2709
              -------------------                           ----------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (516) 656-5000
                                                           --------------



                                Page 1 of 3 pages


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This filing is being made to amend and restate Item 7. Accordingly, Item 7 is hereby replaced with the following:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 10.1* Licensed Publisher Agreement dated as of the 1st day of April, 2000, by and between Sony Computer Entertainment America Inc. and Acclaim Entertainment, Inc. (previously filed)


Exhibit 10.2* License Publisher Agreement dated as of the 14th day of November, 2000 by and between Sony Computer Entertainment Europe Limited and Acclaim Entertainment (Europe) Limited. (filed herewith)

-------------

* Confidential treatment has been requested for certain portions of this agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ACCLAIM ENTERTAINMENT, INC.


                                     By: /s/
                                            ------------------------------------
                                     Name:  Gerard F. Agoglia
                                     Title: Executive Vice President
                                            and Chief Financial Officer


Date:    November 27, 2001











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